EXHIBIT 32


                                  CERTIFICATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "Report") of Parke Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission, we, Vito S. Pantilione, President and Chief Executive Officer, and Ernest D. Huggard, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopteD pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.



/s/ Vito S. Pantilione                       /s/ Ernest D. Huggard
-------------------------------------        -----------------------------------
Vito S. Pantilione                           Ernest D. Huggard
President and Chief Executive Officer        Senior Vice President and Chief
(Principal Executive Officer)                Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)


August 10, 2006